FIRST AMENDMENT TO FINANCING AGREEMENT

dated as of July 1, 2005

By and Between

CLARK COUNTY, NEVADA

and

SOUTHWEST GAS CORPORATION

relating to

CLARK COUNTY, NEVADA

INDUSTRIAL DEVELOPMENT REVENUE BONDS

(SOUTHWEST GAS CORPORATION PROJECT)

SERIES 2003A, SERIES 2003B, SERIES 2003C, SERIES 2003D AND SERIES 2003E

FIRST AMENDMENT TO FINANCING AGREEMENT

This FIRST AMENDMENT TO FINANCING AGREEMENT dated as of July 1, 2005 (this “Amendment to Financing Agreement”), by and between CLARK COUNTY, NEVADA, a political subdivision of the State of Nevada, party of the first part (hereinafter sometimes referred to as the “Issuer”), and SOUTHWEST GAS CORPORATION, a California corporation, party of the second part (hereinafter sometimes referred to as the “Borrower”),

RECITALS

A.        The parties hereto previously entered into that certain Financing Agreement, dated as of March 1, 2003 (the “Original Financing Agreement” and, together with this Amendment to Financing Agreement, the “Financing Agreement”), relating to $50,000,000 principal amount of Clark County, Nevada Industrial Development Revenue Bonds (Southwest Gas Corporation Project) Series 2003A (the “Series 2003A Bonds”), $50,000,000 principal amount of Clark County, Nevada Industrial Development Revenue Bonds (Southwest Gas Corporation Project) Series 2003B (the “Series 2003B Bonds”), $30,000,000 principal amount of Clark County, Nevada Industrial Development Revenue Bonds (Southwest Gas Corporation Project) Series 2003C, $20,000,000 principal amount of Clark County, Nevada Industrial Development Revenue Bonds (Southwest Gas Corporation Project) Series 2003D (the “Series 2003D Bonds”) and $15,000,000 principal amount of Clark County, Nevada Industrial Development Revenue Bonds (Southwest Gas Corporation Project) Series 2003E (collectively, the “Bonds”).

B.        Pursuant to Section 9.6 of the Original Financing Agreement and Article XII of that certain Indenture of Trust, dated as of March 1, 2003 (the “Indenture”), by and between BNY Midwest Trust Company, as trustee (the “Trustee”), and the Issuer, the Original Financing Agreement may be amended by the Issuer and the Borrower, with the consent of the Trustee, any Bond Insurer, any Liquidity Provider, and any Bank, but without the consent of or notice to any of the Bondholders, for the purpose of curing any ambiguity or formal defect or omission.

C.        On and after July 1, 2005 (the “Effective Date”), there will be no “Liquidity Provider” or “Bank” relating to the Series 2003B Bonds.

D.        On the Effective Date, there will be delivered to the Trustee a Financial Guaranty Insurance Policy issued by Ambac Assurance Corporation (“Ambac”) securing the payment of principal of the Series 2003B Bonds on the stated maturity date thereof and the payment of interest on the Series 2003B Bonds on each Interest Payment Date therefor, delivered pursuant to and meeting the requirements of Section 5.16 of the Original Financing Agreement, and on and after the Effective Date, Ambac will become a “Bond Insurer” in respect of the Series 2003B Bonds.

E.        On the Effective Date, Ambac and Financial Guaranty Insurance Company, as insurer of the Series 2003D Bonds, will be the only “Bond Insurers” in respect of any Bonds; Bank of America, N.A., as successor-by-merger to Fleet National Bank, as provider of a letter of credit supporting payment of the Series 2003A Bonds, will be the only “Bank” in respect of any Bonds and there will be no “Liquidity Provider” in respect of any Bonds.

F.        Ambac has requested that the Issuer and the Borrower enter into this Amendment to Financing Agreement solely for the purpose of curing any ambiguity with respect to and clarifying the original intended meaning of Section 6.1(g) of the Original Financing Agreement.

G.        By their signatures attached hereto, each of the Issuer, the Trustee and each “Bond Insurer” and “Bank” consents in writing to the execution and delivery of this Amendment to Financing Agreement.

NOW, THEREFORE, the Issuer and the Borrower certify and agree as follows:

SECTION 1.1    Definitions. Capitalized terms used herein shall have the meanings ascribed thereto in the Indenture unless otherwise expressly provided or unless the context otherwise requires. The singular shall include the plural and the masculine shall include the feminine and neuter shall include the masculine or feminine.

SECTION 1.2    Confirmation of Recitals.

(a)        The Borrower hereby confirms that each of the foregoing RECITALS is true.

(b)        The Issuer hereby confirms that RECITALS A. and B. are true.

SECTION 1.3   Amendment of Section 6.1(g). For the purpose of curing any ambiguity with respect to and clarifying the original intended meaning of Section 6.1(g) of the Original Financing Agreement, Section 6.1(g) of the Original Financing Agreement is hereby amended and restated in its entirety as follows:

“(g)       Receipt by the Trustee from the Bond Insurer, Bank or Liquidity Provider of notice of the occurrence of an ‘event of default’ relating to the Bond Insurance or under the insurance agreement entered into between the Borrower and the Bond Insurer or under the Reimbursement Agreement or Liquidity Facility with respect to such series of Bonds.”

SECTION 1.4   Confirmation of Financing Agreement. Except as amended hereby, the Original Financing Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

SECTION 1.5    Counterparts. This First Amendment to Financing Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall be an original; but such counterparts shall together constitute but one and the same instrument.

SECTION 1.6   Effective Date. This First Amendment to Financing Agreement shall become effective on July 1, 2005.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

CLARK COUNTY, NEVADA

By:	/s/ George W. Stevens
George W. Stevens
Chief Financial Officer

SOUTHWEST GAS CORPORATION

By:	/s/ George C. Biehl
George C. Biehl
Executive Vice President/
CFO/Corporate Secretary

[Signatures continue on following page]

Acknowledged and Consented to by:

AMBAC ASSURANCE CORPORATION

By:	/s/ Stephen M. Ksenak
Authorized Officer

Acknowledged and Consented to by:

BANK OF AMERICA, N.A.
(as successor-by-merger to Fleet National Bank)

By:	/s/ Peter J. Vitale
Authorized Officer

Acknowledged and Consented to by:

FINANCIAL GUARANTY INSURANCE COMPANY

By:	/s/ Donna Troia
Authorized Officer